SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 22, 1998
                        (Date of earliest event reported)

                              TECH-SYM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                                     74-1509818
(State or Other Jurisdiction of            (IRS Employer Identification No.)
         Incorporation)

                                     1-4371
                            (Commission File Number)
                             10500 Westoffice Drive
                              Houston, Texas 77042
                     (Address of Principal Executive Office)

                                 (713) 785-7790
              (Registrant's telephone number, including area code)
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ITEM 5.     OTHER EVENTS.

      The information set forth in the press release of the registrant dated April 22, 1998, which is filed as an exhibit hereto, is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibits are filed herewith:

            99(a) -- Press release issued by the registrant dated April 22, 1998.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TECH-SYM CORPORATION

                                          By: /s/ R.F. Thompson
                                          Name: R.F. Thompson
                                          Title: Vice President, Treasurer
                                                 Chief Financial Officer

April 23, 1998

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                          DESCRIPTION
--------                                       -------------
99(a)       --    Press release issued by the registrant dated April 22, 1998.